File Number: 33-84546
                                         Filed pursuant to Rule 497(e) of
                                               the Securities Act of 1933


                                                              May 1, 2016


Supplement to the Prospectuses and Summary Prospectuses, as in effect and as may be amended from time to time, each dated May 1, 2016

    PORTFOLIO                                       PROSPECTUS

Pioneer Bond VCT Portfolio	                Class I and Class II
Pioneer Disciplined Value VCT Portfolio	        Class II
Pioneer Emerging Markets VCT Portfolio	        Class I and Class II
Pioneer Equity Income VCT Portfolio             Class I and Class II
Pioneer Fund VCT Portfolio                      Class I and Class II
Pioneer High Yield VCT Portfolio                Class I and Class II
Pioneer Mid Cap Value VCT Portfolio             Class I and Class II
Pioneer Real Estate Shares VCT Portfolio        Class I and Class II
Pioneer Select Mid Cap Growth VCT Portfolio	Class I and Class II
Pioneer Strategic Income VCT Portfolio          Class I and Class II


Pioneer Investment Management, Inc. (the "Adviser"), the fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg
Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM")
(the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.




                                                              29390-00-0516
                                   (c) 2016 Pioneer Funds Distributor, Inc.
                                        Underwriter of Pioneer mutual funds